SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                Form 8-K

                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 24, 2000
                                                  ---------------------
                                WesBanco, Inc.
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              (Exact name of registrant as specified in its charter)


   West Virginia                      0-8467                  55-0571723
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(State or other jurisdiction       (Commission           (IRS Employer
of incorporation)                   File Number)         Identification No.)


    1 Bank Plaza, Wheeling, WV                                26003
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code    (304) 234-9000
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Former name or former address, if changed since last report  Not Applicable
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Item 5 - Other Events

     On November 24, 2000, WesBanco, Inc. and Freedom Bancshares, Inc. entered into a Memorandum of Intent preliminary to a definitive Agreement and Plan of Merger providing for the acquisition of Freedom by WesBanco, Inc.


Item 7 - Financial Statements and Exhibits

        c)   Exhibits

             99.1 - Press release dated November 24, 2000, announcing
                    Freedom Bancshares, Inc. and WesBanco, Inc.'s
                    Execution of Memorandum of Intent to Merge.


                                 Signatures
                                 ----------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WesBanco, Inc.
                                          --------------
                                          (Registrant)

                                          /s/ Edward M. George
November 28, 2000                         -----------------------------------
------------------                        Edward M. George
    Date                                  President & Chief Executive Officer